Exhibit 10.3

FIRST AMENDMENT TO THE
METABANK, NATIONAL ASSOCIATION
SUPPLEMENTAL EMPLOYEES’ INVESTMENT PLAN FOR SALARIED EMPLOYEES

THIS FIRST AMENDMENT (the “Amendment”) to the MetaBank, National Association Amended and Restated Supplemental Employees’ Investment Plan for Salaried Employees (the “Plan”) is hereby adopted as of the 30th day of June, 2021 by MetaBank, National Association (the “Bank”).
RECITALS

WHEREAS, the Bank sponsors the Plan for the benefit of a select group of senior management personnel;

WHEREAS, Section 7.1 of the Plan authorizes the Bank to amend the Plan by action of its Board of Directors (“Board”); and

WHEREAS, the Board now desires to amend the Plan to suspend all Supplemental Contributions (as defined under the Plan) for Plan years on and after September 30, 2021.

NOW, THEREFORE, the Board hereby amends the Plan, effective as of June 30, 2021 (“Effective Date”), as follows:

1. The following sentence is added to end of the last paragraph of Section 3.1 of the Plan:

Notwithstanding anything to the contrary in this Plan, no Supplemental Contributions shall be made to a Supplemental Account for any Plan Year beginning on and after September 30, 2021.

2. In all other respects, the Plan shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date first set forth above.

METABANK, NATIONAL ASSOCIATION
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